Exhibit 32

                                CERTIFICATION OF
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     I, Brian Jaggard, Chief Financial Officer, President and Chief Executive Officer of YZAPP INTERNATIONAL INC. (the "Company"), hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (i) the Quarterly Report on Form 10-QSB of the Company, for the fiscal quarter ended October 31, 2005, and to which this certification is attached as Exhibit 32 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                 By:      /s/ Brian Jaggard
                                          ------------------------------------

                                 Name:    Brian Jaggard

                                 Title:   CHIEF FINANCIAL OFFICER
                                          PRESIDENT and CHIEF EXECUTIVE OFFICER

                                 Date:    December 15, 2005